Persimmon Long/Short Fund

Class A Shares (LSEAX)

Class I Shares (LSEIX)

PROSPECTUS

February 1, 2015

Adviser:

Persimmon Capital Management, LP

1777 Sentry Parkway West

Gwynedd Hall, Suite 102

Blue Bell, PA 19422

www.persimmonfunds.com 1-855-233-8300

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Page

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	2
Performance	5
Management of the Fund	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6
Investment Objective	6
Principal Investment Strategies	7
Principal Investment Risks	8
Temporary Investments	12
Portfolio Holdings Disclosure	12
MANAGEMENT	12
Investment Adviser	12
Investment Sub-Advisers	13
Portfolio Managers	14
Prior Performance of Similarly Managed Sub-Adviser Funds	15
HOW SHARES ARE PRICED	17
HOW TO PURCHASE SHARES	18
HOW TO REDEEM SHARES	21
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	23
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	24
DISTRIBUTION OF SHARES	25
Distributor	25
Distribution Fees	25
Additional Compensation to Financial Intermediaries	25
Householding	25
FINANCIAL HIGHLIGHTS	26
PRIVACY NOTICE	27

FUND SUMMARY

Investment Objective: The Persimmon Long/Short Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 18 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None
Redemption Fee (as a % of amount redeemed if held less than 60 days)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	1.99%	1.99%
Distribution and/or Service (12b-1) Fees	0.25%	None
Total Other Expenses	2.10%	2.10%
Short Selling Dividend and Interest Expense	0.84%	0.84%
Remaining Other Expenses	1.26%	1.26%
Acquired Fund Fees and Expenses (2)	0.05%	0.05%
Total Annual Fund Operating Expenses	4.39%	4.14%
Fee Waiver (3)	(0.26)%	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver	4.13%	3.88%
(1)	Restated to reflect current contractual management fees.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds.
(3)	The Fund’s adviser, Persimmon Capital Management, LP (the “Adviser”) has contractually agreed to waive management fees and to make payments to limit Fund expenses, until January 31, 2016 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense or securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) of the Fund do not exceed 3.24% of average daily net assets attributable to Class A shares and 2.99% of average daily net assets attributable to Class I shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$894	$1,741	$2,597	$4,786
I	$390	$1,235	$2,094	$4,307

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 181% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to meet its investment objective primarily by selecting a group of experienced long/short equity managers who will serve as sub-advisers (“Sub-Advisers”) to the Fund. The Adviser believes that long/short equity can offer a number of advantages for investors relative to “Long-Only” equity investing and can be a complimentary piece of an investor’s overall investment portfolio. The Adviser also believes that manager diversification is an important element of risk management, which is why the Fund invests in multiple Sub-Advisers to meet its investment objective.

The Adviser seeks to identify a combination of Sub-Advisers that will provide attractive diversification for the Fund across various long/short equity styles, market capitalizations, sectors and geography. In selecting this combination of complementary Sub-Advisers, the Adviser will use its experienced team and background in selecting long/short equity managers through a careful and thorough due diligence process. The Adviser will also seek to help the Fund meet its investment objective with a thoughtful portfolio construction process that evaluates multiple factors in allocating capital to the various Sub-Advisers including global macro risk factors, market fundamentals, and timeliness of the strategies of the various Sub-Advisers. The Adviser will monitor the investment activities and businesses of the Sub-Advisers to confirm that the Fund has an overall balance of investments that the Adviser believes is appropriate, but the Adviser will not manage the day-to-day investments of the Sub-Advisers. The Adviser will allocate 0-30% of the Fund’s net assets to each Sub-Adviser. The Sub-Advisers will each manage their allocated portion of the Fund’s assets using a long/short strategy; however, they may pursue a variety of Long/Short Equity strategies including, but not limited to: Long/Short Equity – Generalist, Long-Short Equity – Sector Focused, Long-Short Equity - Global/International, Long/Short Equity – Tactical, and Long/Short Equity – Event-Driven. These strategies may be managed with either a net long bias (net market exposure is generally positive) or a variable bias (net market exposure may be positive or negative).

As a part of its portfolio and risk management role, the Adviser may elect to directly invest up to 20% of the Fund’s net assets in an attempt to better control and target the overall Fund’s market exposure or exposure to specific securities including, but not limited to direct investments in equity and fixed income securities, exchange-traded funds (“ETFs”), options and futures.

The Fund has no policy with respect to the capitalization of issuers in which it may invest and seeks a widely diversified portfolio across all market capitalizations and sectors. Under normal market conditions, the Fund will invest at least 75% of its net assets in a combination of long and short positions in equity-related securities including common stocks, preferred stocks, rights, warrants, convertibles, partnership interests, other investment companies including ETFs, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and cash equivalent securities. In certain market environments, it may be advantageous for the Fund to invest in other non-equity security types of investments with up to 25% of the Fund’s net assets such as fixed income securities of any duration or credit quality (including, but not limited to, corporate debt, sovereign debt, exchange-traded notes, debt issued by the U.S. Government and its agencies, and high-yield bonds), forward currency contracts, futures, options and swaps.

The Fund may invest up to 25% of its net assets in foreign securities, of which 10% of the Fund’s net assets may be in foreign securities with issuers in emerging markets.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

•	Credit Risk: Issuers may not make interest or principal payments on securities, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. These risks are more pronounced for securities with lower credit quality, such as those rated below BBB- by Standard & Poor's Ratings Group or another credit rating agency.
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•	Derivatives Risk: Loss may result from the Fund’s investments in options and other derivative instruments. These instruments may be illiquid, difficult to value and leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the portfolio assets (if any) being hedged. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to risks arising from margin requirements. There is also risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices

•	Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
•	Equity Risk: The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund or Underlying Funds that invest in U.S. and/or foreign equity securities. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	ETN Risk: ETNs are subject to credit risk and their value will be influenced by time to maturity, supply and demand, volatility and lack of liquidity in underlying commodities markets, changes in interest rates, changes in the issuer’s credit rating, and economic, legal, or political events.
•	Fixed Income Risk: The value of the Fund's investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. The credit quality of securities may be lowered if an issuer's financial condition deteriorates and issuers may default on their interest and or principal payments. Convertible securities are hybrid securities that have characteristics of both fixed income securities and common stocks and are subject to risks associated with both debt securities and equity securities. Your investment will decline in value if the value of the Fund's fixed income investments decrease.
•	Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
•	Foreign Investment Risk: Foreign investing (including through ADRs, EDRs and GDRs) involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes different or greater risks than those associated with foreign developed countries.
•	High Yield (Junk) Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
o	Defaulted Securities Risk: Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative.
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•	Issuer-Specific Risk: The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Management Risk: The Adviser’s and Sub-Advisers’ judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (long or short) may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of the Sub-Advisers may also prove incorrect and may not produce the desired results.
•	Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Multi-Manager Approach Risk: The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary despite the intention that they be. Sub-Advisers make investment decisions independently of one another, and may make decisions that conflict with each other. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The Sub-Advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.
•	Option Writing Risk: If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, the Fund would lose the entire premium it paid for the option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying future, security, currency or other asset. If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying future, security, currency or other asset. If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold by the Fund at a lower price than its current market value.
•	Portfolio Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs.
•	Short Position Risk: The Fund will incur a, potentially unlimited, loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position.
•	Small and Medium Capitalization Risk: The value of small or medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Sovereign Debt Risk: The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.
•	Underlying Funds Risk: Investment companies, including ETFs and mutual funds, are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in investment companies and also may be higher than other mutual funds that invest directly in securities. Investment companies are subject to specific risks, depending on the nature of the fund.
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•	U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund’s Class I shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class A shares would have similar returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A shares would be different from Class I shares because Class A shares have different expenses than Class I shares. Updated performance information will be available at no cost by visiting www.persimmonfunds.com or by calling 1-855-233-8300.

Class I Performance Bar Chart For Calendar Years Ended December 31

(Returns do not reflect sales loads and would be lower if they did)

Best Quarter:	12/31/13	3.95%
Worst Quarter:	9/30/13	(0.18)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2014)

	One Year	Since Inception (12-31-12)
Class I shares
Return before taxes	1.80%	6.01%
Return after taxes on distributions	1.02%	5.60%
Return after taxes on distributions and sale of Fund shares	1.64%	4.60%
Class A shares
Return before Taxes	(3.55)%	3.03%
S&P 500 TR (reflects no deduction for fees, expenses or taxes)	13.69%	22.68%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

5

Management of the Fund:

Investment Adviser	Portfolio Manager	Title and Length of Service
Persimmon Capital Management, LP	Greg Horn	Portfolio Manager of the Fund since inception
	Arthur Holly	Portfolio Manager of the Fund since August 2014

Sub-Adviser(s)	Portfolio Manager	Title and Length of Service
Caerus Global Investors, LLC	Ward Davis	Portfolio Manager of the Fund since inception
	Brian Agnew	Portfolio Manager of the Fund since inception

Contravisory Investment Management, Inc.	William M. Noonan	Portfolio Manager of the Fund since November 2013.
	Philip A. Noonan	Portfolio Manager of the Fund since November 2013.
	David Canal, (CMT)	Portfolio Manager of the Fund since November 2013.

ISF Management, LLC	Matthew Shefler	Portfolio Manager of the Fund since inception

Weatherbie Capital, LLC	George Dai (Ph.D.)	Portfolio Manager of the Fund since inception
	Daniel Brazeau (CFA)	Portfolio Manager of the Fund since inception
	Joshua Bennett (CFA)	Portfolio Manager of the Fund since inception

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. The minimum initial investment in the Fund is $2,500 for investors in Class A and $100,000 for investors in Class I shares. The minimum subsequent investment is $100 for all classes of shares.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND
RELATED RISKS

Investment Objective:

The Fund seeks long-term capital appreciation. The Fund’s investment objective may be changed by the Trust’s Board of Trustees upon 60 days’ written notice to shareholders.

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Principal Investment Strategies:

The Fund seeks to meet its investment objective primarily by investing selecting a group of Sub-Advisers. The Adviser believes that Long/Short Equity can offer a number of advantages for investors relative to “Long-Only” equity investing and can be a complimentary piece of an investor’s overall investment portfolio. The Adviser believes that in having flexibility to take short positions in equity securities, Long/Short Equity managers have the ability to offer equity-like returns over the long term with a lower level of volatility than long-only equity strategies. Furthermore, the Adviser believes that short positions provide a potential return source not available to long-only managers, giving them the potential to make money in a variety of market conditions (they are generally less reliant on a rising equity market to generate returns). Long/Short Equity managers generally have more flexibility on how to invest regarding sectors, styles, market caps and geography relative to long-only managers that usually get mandated to fit within more specific parameters. The Adviser also believes that manager diversification is an important element of risk management which is why the Fund invests in multiple Sub-Advisers to meet its investment objective.

The Adviser seeks to identify a combination of Sub-Advisers that will provide attractive diversification for the Fund across various long/short equity styles, market capitalizations, sectors and geography. In selecting this combination of complementary Sub-Advisers, the Adviser will use its experienced team and background in selecting long/short equity managers through a careful and thorough due diligence process. The Adviser will also seek to help the Fund meet its investment objective with a thoughtful portfolio construction process that evaluates multiple factors in allocating capital to the various Sub-Advisers including global macro risk factors, market fundamentals, and timeliness of the strategies of the various Sub-Advisers. The Adviser will monitor the investment activities and businesses of the Sub-Advisers to confirm that the Fund has an overall balance of investments that the Adviser believes is appropriate, but the Adviser will not manage the day-to-day investments of the Sub-Advisers. The Adviser will allocate 0-30% of the Fund’s net assets to each Sub-Adviser. The Sub-Advisers will each manage their allocated portion of the Fund’s assets using a long/short strategy; however, they may pursue a variety of Long/Short Equity strategies including, but not limited to: Long/Short Equity – Generalist, Long-Short Equity – Sector Focused, Long-Short Equity - Global/International, Long/Short Equity – Tactical, and Long/Short Equity – Event-Driven. These strategies may be managed with either a net long bias (net market exposure is generally positive) or a variable bias (net market exposure may be positive or negative).

As a part of its portfolio and risk management role, the Adviser may elect to directly invest a portion of the Fund’s assets in an attempt to better control and target the overall Fund’s market exposure or exposure to specific securities. Under normal conditions, it is expected that the Adviser may invest up to 20% of the Fund’s net assets directly in a variety of security types including, but not limited to equity and fixed income securities, ETFs, options and futures. The Adviser may invest in such securities in an attempt to mitigate market risks associated with the aggregated portfolio-level exposures created by the Sub-Advisers or to reduce risk associated with certain equity positions (generally positions larger than 5% of the Fund’s value). Finally, the Adviser may opportunistically sell equity and/or index call options in an attempt to enhance position and portfolio yield.

The Fund has no policy with respect to the capitalization of issuers in which it may invest and seeks a widely diversified portfolio across all market capitalizations and sectors. Under normal market conditions, the Fund will invest at least 75% of its net assets in equity-related securities including common stocks, preferred stocks, rights, warrants, convertibles, partnership interests, other investment companies including ETFs, ADRs, EDRs, and GDRs. In certain market environments, it may be advantageous for the Fund, to invest in other non-equity security types of investments such as fixed income securities of any duration or credit quality (including, but not limited to, corporate debt, sovereign debt, exchange-traded notes, debt issued by the U.S. Government and its agencies, and high-yield bonds), currencies, forward currency contracts, futures, options and swaps. Such non-equity securities are expected to be limited to 25% of the Fund’s net assets. The Fund may invest up to 25% of its net assets in foreign securities, of which 10% of the Fund’s net assets may be in foreign securities with issuers in emerging markets.

The Adviser incorporates a wide range of factors in the due diligence process in selecting Sub-Advisers. These factors may be qualitative and quantitative in nature, and are focused on evaluating some of the key elements of the firm including, but not limited to, strategy performance (absolute, relative and risk-adjusted), depth of investment team, manager pedigree, timeliness of strategy, strength of investment process, firm infrastructure (team members and systems), risk controls, strategy capacity and scalability, firm longevity and viability, reputation and quality of third-party service providers.

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Manager-of-Managers Order

The Fund and the adviser have been granted by the Securities and Exchange Commission (“SEC”), an order that allows the Adviser to hire a sub-adviser or sub-advisers without shareholder approval (the "Order"). The Adviser will manage the Fund using a "manager-of-managers" approach and will allocate Fund assets to a carefully selected group of sub-advisory firms. As described above, the Adviser seeks to identify a combination of Sub-Advisers that will provide attractive diversification for the Fund across various long/short equity styles, market capitalizations, sectors and geography.

Principal Investment Risks:

The following risks may apply to the Fund’s direct investments as well the Fund’s indirect risks through investing in Underlying Funds.

  Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.
  Derivatives Risk: The Fund may use futures, options and credit default swaps to hedge against market or security-specific declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund.
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  The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
  Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
  Equity Risk: The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund or Underlying Funds that invest in U.S. and/or foreign equity securities. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
  ETN Risk: ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk. The value of an ETN will vary and will be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
  Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Convertible securities are hybrid securities that have characteristics of both fixed income securities and common stocks and are subject to risks associated with both debt securities and equity securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments; or the debtor may pay its obligation later than expected, reducing the returns earned by an investment). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and returns to be reduced and fluctuate more than other types of investments.
  Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. The Fund may also take short positions, through derivatives, if the Adviser believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.
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  Foreign Investment Risk: Foreign investing (including through ADRs, EDRs and GDRs) involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
  High Yield (Junk) Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.
    Defaulted Securities Risk: Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative.
  Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Management Risk: The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s and Sub-Advisers’ judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (long or short) may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of the Sub-Advisers may also prove incorrect and may not produce the desired results.
  Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.
  Multi-Manager Approach Risk: The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary despite the intention that they be. Sub-Advisers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that a Sub-Adviser may purchase a security for the Fund at the same time that another Sub-Adviser sells the same security, resulting in higher expenses without accomplishing any net investment result; or that several Sub-Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The Sub-Advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.
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  Option Writing Risk: If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, the Fund would lose the entire premium it paid for the option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying future, security, currency or other asset. If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying future, security, currency or other asset. If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold by the Fund at a lower price than its current market value.
  Portfolio Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs.
  Short Position Risk: The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.
  Small and Medium Capitalization Risk: Small or medium capitalization companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
  Sovereign Debt Risk: The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.
  Underlying Funds Risk: The Fund invests in investment companies, including ETFs and mutual funds (“Underlying Funds”). As a result, your cost of investing in the Fund will be higher than the cost of investing directly in investment companies and may be higher than other investment companies that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. When the Fund invests in Underlying Funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Short sales are speculative investments and will cause the Fund to lose money if the value of a security sold short by the Underlying Fund in which the Fund invests, does not go down as the Underlying Fund manager expects. Additional risks of investing in investment companies are described below:
    Expense Risk: The Fund invests in Underlying Funds. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in an investment company and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.
    Leveraging Risk: The use of leverage by the Underlying Funds, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the Underlying Fund’s gains or losses. During periods in which an Underlying Fund is utilizing financial leverage, the fees that are payable to its Adviser as a percentage of the Underlying Fund’s assets may be higher than if the Underlying Fund did not use leverage, because the fees are calculated as a percentage of the Underlying Fund’s assets, including those purchased with leverage.
    Management Risk: When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.
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    Mutual Fund Risk: The strategy of investing in Underlying Funds that are mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating its investments in the manner the Adviser considers optimal. The Fund intends to purchase mutual funds that are either no-load or waive the sales load for purchases made by the Fund. The Fund will not purchase mutual funds that charge a sales load upon redemption, but the Fund may purchase mutual funds that have an early redemption fee. In the event that a mutual fund charges a redemption fee, then you will indirectly bear the expense by investing in the Fund. Mutual funds whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the mutual fund’s outstanding shares during any period of less than 30 days. Shares held by the Fund in excess of 1% of a mutual fund’s outstanding shares therefore, may be considered not readily marketable securities, which together with other such securities, may not exceed 15% of the Fund’s total assets. When the Fund focuses its investments in certain mutual funds, the Fund’s portfolio will have a risk profile for such investments that will correspond to that of such mutual funds and Management Risk, described above, increases proportionately.
    Net Asset Value and Market Price Risk: The market value of the closed-end shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trades at a premium or discount to net asset value.
    Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.
  U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information.

MANAGEMENT

Investment Adviser: Persimmon Capital Management, LP, 1777 Sentry Parkway West, Gwynedd Hall, Suite 102, Blue Bell, PA 19422, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund’s investment portfolio directly and through the Sub-Advisers. The Adviser is responsible for selecting the Fund’s Sub-Advisers and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. The Adviser was established in 1998 for the purpose of advising individuals and institutions. As of September 30, 2014, the Adviser had approximately $225 million in assets under management.

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Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal of 1.99% of the Fund’s average daily net assets. Until May 7, 2014, the Adviser received, on a monthly basis, an annual advisory fee equal of 2.50% of the Fund’s average daily net assets. The Adviser pays the Fund’s Sub-Advisers out of the fee it receives from the Fund. The Adviser has contractually agreed to waive management fees and to make payments to limit Fund expenses, until January 31, 2016 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees contractual indemnification of Fund service providers (other than the Adviser)) of the Fund do not exceed 3.24% of average daily net assets attributable to Class A shares and 2.99% of average daily net assets attributable to Class I shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Adviser. During the year ended September 30, 2014, the Fund paid 2.04% of its average daily net assets to the Adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory and sub-advisory agreements is available in the Fund’s annual reports to shareholders dated September 30, 2014 and September 30, 2013, and the Fund’s semi-annual report to shareholders dated March 31, 2014.

Investment Sub-Advisers: The investment advisers described below may serve as Sub-Advisers to the Fund for the portion of Fund assets allocated to them for management by the Adviser.

Caerus Global Investors, LLC (“Caerus”) is an SEC registered investment advisory firm located at 712 Fifth Avenue, 19th Floor, New York, NY 10019. Caerus’ investment team manages a fundamentally-based long/short U.S. equity strategy focused on equities in consumer-related sectors such as consumer discretionary, consumer staples, consumer technology, agriculture, home building, transportation, and media. The team attempts to generate alpha on each individual position in both their long book and their short book by taking advantage of constant change in consumer preferences, spending patterns, fashion and fads, and by taking long positions in strong companies benefitting from these changes and short positions in weaker companies being hurt by these changes. The strategy has a minimum market cap threshold of $250 million for companies in which it invests in, placing an emphasis on mid and large-cap companies. Caerus is generally expected to run a small long market bias, but may vary between long and short depending on market conditions. Caerus was founded in 2009 and has approximately $207 million in assets under management as a firm, $6.9 million of which is in this strategy (as of September 30, 2014).

Contravisory Investment Management, Inc. (“CIM”), is an SEC registered investment advisory firm located at 120 Longwater Drive, Suite 100, Norwell, MA 02061. Subject to the authority of the Board of Trustees and oversight by the Adviser, the sub-adviser is responsible for management of a portion of the Funds hedged equity investment portfolio according to the Fund's investment objective, policies and restrictions. CIM was founded in 1972 and has approximately $685 million in assets under management as a firm, $61 million of which is in this strategy (as of September 30, 2014).

ISF Management, LLC (“ISF”) is an SEC registered investment advisory firm located at 1345 Avenue of the Americas, 3rd Floor, New York, NY 10105. ISF is a bottom-up fundamental long/short equity manager with a value bias that can invest both long and short in companies across all market capitalizations, primarily in companies listed in the U.S. The ISF team looks to take advantage of situations in which company variables are unidentified, misread or not yet understood leading to a stock becoming mispriced. In their process, ISF utilizes their proprietary Economic Cash Flow (ECF) valuation analysis to create what they believe is a more accurate estimate of a company’s unlevered recurring cash flow. The ISF strategy is typically managed with a relatively concentrated portfolio (generally 25-30 positions), with relatively low gross exposure (generally under 120%,) and a long bias in net exposure (generally 30-60% net long). ISF currently manages approximately $138 million as a firm (as of September 30, 2014), all of which is in this strategy.

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Weatherbie Capital, LLC (“Weatherbie”) is an SEC registered investment advisory firm located at 256 Franklin Street, Suite 1601, Boston, MA 02110. Weatherbie’s investment team manages a fundamentally-based long/short U.S. equity strategy focused on small and mid-cap growth stocks that relies on Weatherbie’s extensive background in small and mid-cap investing. The investment team seeks outperform the major market indices on a long term risk-adjusted basis with lower correlation to and lower volatility than the major market indices and minimal leverage. Their strategy is expected to have a long bias. Weatherbie’s investment team seeks to achieve positive returns on both long and short positions. Founded in 1995, Weatherbie currently manages approximately $1.1 billion in total firm assets, $69 million of which is in this strategy (as of September 30, 2014).

Portfolio Managers: The Fund is managed on a day to day basis by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Fund.

Investment Adviser	Portfolio Manager	Experience over the last 5 years
Persimmon Capital Management, LP	Greg Horn	Portfolio Manager of the Fund since inception; President and CEO of the Adviser since 1998; Chief Investment Officer at Ashbridge Capital Management from 1992 to 1998.
	Arthur Holly	Portfolio Manager of the Fund since 2014; Chief Investment Officer and Managing Partner of the Adviser since 2014; Head of Investment Solutions, North America, for the Man Group plc. from 2008 to 2013; Director of Hedge Fund Development at Merrill Lynch from 2006-2007.

Sub-Adviser(s)	Portfolio Manager	Experience over the last 5 years
Caerus Global Investors, LLC	Ward Davis	Portfolio Manager of the Fund since inception; co-founder and Portfolio Manager of Caerus since 2009; co-founder and Co-Portfolio Manager at Trivium Capital Management (a long/short equity hedge fund) from 2002 to 2008;. Managing Director at Chilton Investment Company from 1998 to 2002; Senior Consumer Equity Analyst at Zweig-DiMenna from 1996 to 1998; and Vice President of Equity Research at Massachusetts Financial Services from 1993 to 1996.
	Brian Agnew	Portfolio Manager of the Fund since inception; Co-Portfolio Manager of Caerus since 2009; Portfolio Manager for the JP Morgan Proprietary Equities Fund from 2007 to 2008; Executive Director at Stadia from 2004 to 2007; Senior Consumer Analyst at Galleon from 2002 to 2003; and Associate at Morgan Stanley from 1993 to 2001.

Contravisory Investment Management, Inc.	William M. Noonan	Portfolio Manager of the Fund since November 2013; President and CEO of Contravisory, since 2006.
	Phillip A. Noonan	Portfolio Manager of the Fund since November 2013; Chief Operating Officer of Contravisory since 2006.
	David Canal, (CMT)	Portfolio Manager of the Fund since November 2013; Senior Vice President Contravisory since 2008; Research Analyst Contravisory from March 2000 to 2008.

ISF Management, LLC	Matthew Shefler	Portfolio Manager of the Fund since inception; Founder, Investment Manager of ISF since 2000; Securities Analyst at Mackay Shields from 1995 to 2000, Securities Analyst at Neuberger Berman from 1993 to 1995, and Securities Analyst at Alliance Capital Management from 1989 to 1993.
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Weatherbie Capital, LLC	George Dai (Ph.D.)	Portfolio Manager of the Fund since inception; Co-Lead Manager of Weatherbie since 2006 and member of Weatherbie investment team since 2001.
	Daniel Brazeau (CFA)	Portfolio Manager of the Fund since inception; Manager of Weatherbie since 2006 and member of Weatherbie investment team since 2004.
	Joshua Bennett (CFA)	Portfolio Manager of the Fund since inception; Manager of Weatherbie since 2007.

Prior Performance of Similarly Managed Sub-Adviser Funds

The Sub-Advisers below have previously managed a fund with substantially similar objectives and strategies as they will use to manage the portion of the Fund's assets allocated to them. You should not consider the past performance of the funds as indicative of the future performance of the Fund.

The following tables set forth performance data relating to the historical performance of each similarly managed fund, which represents all of the accounts and funds managed by each sub-adviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those employed by each sub-adviser in the management of its allocated portion of the Fund. The data, which has been provided by each Sub-Adviser, is provided to illustrate the past performance of the Sub-Advisers in managing a fund with substantially similar investment strategies, as measured against the S&P 500® Index and does not represent the performance of the Fund. The funds are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the IRS Code. Consequently, the performance results for each Sub-Adviser's fund could have been adversely affected if the funds had been regulated as investment companies under the federal securities laws. The method used to calculate each fund's performance differs from the Securities and Exchange Commission's standardized method of calculating performance, and may produce different results.

The performance presented below for the similarly managed funds is shown on both a gross and net basis. The gross performance results do not reflect the deduction of management fees and other charges applicable to the similarly managed funds. The net performance results are net of standard management and performance fees for the similarly managed funds. Results include the reinvestment of dividends and capital gains. Returns from cash and cash equivalents in the similarly managed funds are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The similarly managed funds were valued on a monthly basis, which differs from the SEC return calculation method that employs daily valuation.

Caerus Global Investors, LLC

The chart below shows the annualized historical performance of the Caerus Global Master Fund, Ltd., a private investment fund managed by Caerus (“Caerus Global Fund”). The Caerus Global Fund has a 2.00% management fee and a 20% performance fee.

For the Periods Ending 12/31/14	Caerus Global Fund – Gross	Caerus Global Fund – Net	S&P 500 Index (w/dividends) (1)	Caerus Global Fund Volatility	S&P 500 Index (w/dividends) Volatility (1)
1 Year	3.30%	0.21%	13.69%	2.81%	8.26%
3 Years	6.67%	3.31%	20.41%	4.11%	9.10%
5 Years	12.08%	2.90%	15.45%	4.27%	13.00%
Since Inception (2)	87.89%	4.00%	2.65%	4.60%	12.97%
(1)	The S&P 500 Index (with dividends reinvested) consists of 500 stocks chosen for their market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely-used benchmarks for U.S. stock performance. Investors cannot invest directly in an index, and index figures do not reflect any deduction for fees, expenses or taxes.
(2)	The inception date for the Caerus Global Fund was July 1, 2009.
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Contravisory Investment Management, Inc.

The chart below shows the annualized historical performance of the Contravisory Fund, L.P., a private investment fund managed by Contravisory Investment Management, Inc (“CIM”). The Contravisory Fund has a 1% management fee and a 20% performance fee.

For the Periods Ending 12/31/14	Contravisory Fund – Gross	Contravisory Fund – Net	S&P 500 Index (w/dividends) (1)	Contravisory Fund Volatility	S&P 500 Index (w/dividends) Volatility (1)
1 Year	5.96%	4.80%	13.69%	8.17%	8.26%
3 Years	13.76%	11.07%	20.41%	6.65%	9.10%
5 Years	13.82%	11.65%	15.45%	14.23%	13.00%
Since Inception (2)	10.65%	8.08%	2.65%	13.81%	15.19%
(1)	The S&P 500 Index (with dividends reinvested) consists of 500 stocks chosen for their market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely-used benchmarks for U.S. stock performance. Investors cannot invest directly in an index, and index figures do not reflect any deduction for fees, expenses or taxes.
(2)	The inception date for the Contravisory Fund, L.P. was July 1, 1999.

ISF Management, LLC

The chart below shows the annualized historical performance of the Investment Strategies Fund, LP, a private investment fund managed by ISF (“Investment Strategies Fund”). The Investment Strategies Fund has a 1.00% management fee and a 20% performance fee.

For the Periods Ending 12/31/14	Investment Strategies Fund – Gross	Investment Strategies Fund – Net	S&P 500 Index (w/dividends) (1)	Investment Strategies Fund Volatility	S&P 500 Index (w/dividends) Volatility (1)
1 Year	8.10%	5.84%	13.69%	4.14%	8.26%
3 Years	10.63%	7.78%	20.41%	5.94%	9.10%
5 Years	11.00%	7.99%	15.45%	6.82%	13.00%
Since Inception (2)	11.99%	8.69%	4.56%	10.45%	15.23%
(1)	The S&P 500 Index (with dividends reinvested) consists of 500 stocks chosen for their market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely-used benchmarks for U.S. stock performance. Investors cannot invest directly in an index, and index figures do not reflect any deduction for fees, expenses or taxes.
(2)	The inception date for the Investment Strategies Fund was August 1, 2000.

Weatherbie Capital, LLC

The chart below shows the annualized historical performance of the Weatherbie Long/Short Fund, LP, a private investment fund managed by Weatherbie (“Weatherbie Long/Short Fund”). The Weatherbie Long/Short Fund has a 1.00% management fee and a 20% performance fee.

For the Periods Ending 12/31/14	Weatherbie Long/Short Fund – Gross	Weatherbie Long/Short Fund – Net	S&P 500 Index (w/dividends) (1)	Weatherbie Long/Short Fund Volatility	S&P 500 Index (w/dividends) Volatility (1)
1 Year	-0.40%	-1.52%	13.69%	7.32%	8.26%
3 Years	10.65%	7.40%	20.41%	6.64%	9.10%
5 Years	10.54%	7.30%	15.45%	8.27%	13.00%
Since Inception (2)	12.19%	8.56%	8.13%	10.02%	15.64%
(1)	The S&P 500 Index (with dividends reinvested) consists of 500 stocks chosen for their market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely-used benchmarks for U.S. stock performance. Investors cannot invest directly in an index, and index figures do not reflect any deduction for fees, expenses or taxes.
(2)	The inception date for the Weatherbie Long/Short Fund was July 1, 2006.

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HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of the Fund’s shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes two classes of shares offered by the Fund: Class A and Class I. The Fund offers these two classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges, ongoing fees and minimum investment. For information on ongoing distribution fees, see Distribution Fees on page 25 of this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below. The Fund and the Adviser may each waive investment minimums at their individual discretion. Not all share classes may be available for purchase in all states.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the Fees and Expenses of the Fund section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of the Fund is $100 for all accounts. A 5.00% sales charge applies to your purchase of Class A shares of the Fund. There are no sales charges on reinvested distributions.

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.25%	2.30%	2.00%
$750,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and above	0.00%	0.00%	None
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

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Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Current and retired directors and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.
•	Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.
•	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•	Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.
•	Institutional investors (which may include bank trust departments and registered investment advisors).
•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”).

Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares require a minimum initial investment of $100,000 and the minimum subsequent investment is $100.

You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail PERSIMMON LONG/SHORT FUND c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154	or Overnight Mail PERSIMMON LONG/SHORT FUND c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

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Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-233-8300 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-233-8300 for more information about the Fund’s Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Persimmon Long/Short Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•        the name of the Fund and share class;

•        the dollar amount of shares to be purchased;

•        a completed purchase application or investment stub; and
check payable to the “Persimmon Long/Short Fund”.

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-855-233-8300 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail PERSIMMON LONG/SHORT FUND c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154	or Overnight Mail PERSIMMON LONG/SHORT FUND c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-855-233-8300. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Fund at 1-855-233-8300 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

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When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Redemption Fee: The Fund will deduct a 1.00% redemption fee on your redemption amount if you sell your shares within 60 days of purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 1.00% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

  redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
  certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
  redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial adviser as part of a periodic rebalancing;
  redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
  involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
  other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund’s or the Adviser's Chief Compliance Officer.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.
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Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $250, the Fund may notify you that, unless the account is brought up to at least $250 within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $250 due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Trust’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include, but are not limited to:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s Market Timing Trading Policy; and
•	Assessing a 1% redemption fee for shares sold within 60 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial

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intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

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DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), for the Class A shares, pursuant to which the Fund pays the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund’s average daily net assets attributable to the Class A shares. Class I does not have a Plan.

The Fund’s distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries: The Fund’s distributor, its affiliates, and the Fund’s adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund or assist in the marketing of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Fund mails only one copy of a Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-233-8300 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the consolidated financial statements audited by EisnerAmper LLP whose report, along with the Fund’s consolidated financial statements which are incorporated by reference into the SAI, and are included in the Fund’s September 30, 2014 annual report, which is available at no charge upon request.

The table below sets forth financial data for one share of beneficial interest outstanding through the period presented.

Persimmon Long/Short Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period
	Class A				Class I
	Year Ended		Period Ended		Year Ended		Period Ended
	September 30, 2014		September 30, 2013 (1)		September 30, 2014		September 30, 2013 (1)

Net asset value, beginning of period	$ 10.60		$ 10.00		$ 10.62		$ 10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.29)		(0.23)		(0.26)		(0.22)
Net realized and unrealized gain on investments	0.65		0.83		0.66		0.84
Total from investment operations	0.36		0.60		0.40		0.62

Less distributions from:
Net investment income	-		-		-		-
Net realized gains	0.00	(3)	-		0.00	(3)	-
Total distributions	0.00	(3)	-		0.00	(3)	-

Redemption fees collected (3,4)	0.00		0.00		0.00		0.00

Net asset value, end of period	$ 10.96		$10.60		$11.02		$10.62

Total return (4)	3.40%		6.00%	(5)	3.77%		6.20%	(5)

Net assets, at end of period (000s)	$ 3		$ 3		$ 29,752		$ 27,884

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (6)	4.34%		4.96%	(7)	4.09%		4.71%	(7)
Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense	4.08%		4.25%	(7)	3.83%		4.00%	(7)

Ratio of net investment loss to average net assets (8)	(2.64)%		(2.94)%	(7)	(2.39)%		(2.93)%	(7)

Portfolio Turnover Rate	181%		203%	(5)	181%		203%	(5)

Other data:

Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (6)	3.49%		3.95%	(7)	3.24%		3.70%	(7)

Ratio of net expenses to average net assets excluding
dividends from securities sold short and interest expense	3.24%		3.24%	(7)	2.99%		2.99%	(7)

(1)	The Fund commenced operations on December 31, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5) Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	Annualized for periods less than one full year.
(8)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

26

Rev. February 2014

PRIVACY NOTICE
FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call (402) 493-4603

27

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust III doesn’t jointly market.
28

PERSIMMON LONG/SHORT FUND

Adviser	Persimmon Capital Management, LP 1777 Sentry Parkway West Gwynedd Hall, Suite 102 Blue Bell, PA 19422	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	EisnerAmper, LLP 750 Third Avenue New York, NY 10017	Legal Counsel	Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, OH 43215
Custodian	MUFG Union Bank, N.A. 400 California Street San Francisco, CA 94104	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund’s Statement of Additional Information dated February 1, 2015. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is also available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call
1-855-233-8300 or visit www.persimmonfunds.com. You may also write to:

PERSIMMON LONG/SHORT FUND

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22655